Exhibit 99.1

FIRST CALIFORNIA

FINANCIAL GROUP, INC.

An Emerging Force

In Southern California Banking

Safe Harbor Statement

This presentation contains certain forward-looking information about First California that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements, and include statements related to the ongoing integration of the bank’s people and culture, implementation of First California’s new marketing and brand development strategy, potential acquisitions, the expansion in services and products offered to First California customers, the creation of operating efficiencies adding new branch locations, strategy for attracting and retaining employees and long-term growth plans. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of First California. First California cautions that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to, the impact of the current national and regional economy on small business loan demand in Southern California, loan delinquency rates, the ability of First California and First California Bank to retain customers, interest rate fluctuations and the impact on margins, demographic changes, demand for the products and services of First California and First California Bank, as well as their ability to attract and retain qualified people and competition with other banks and financial institutions. If any of these risks or uncertainties materialize or if any of the assumptions underlying such forward-looking statements prove to be incorrect, First California’s results could differ materially from those expressed in, or implied or projected by such forward-looking statements. First California assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the section titled “Risk Factors” in First California’s Annual Report on Form 10-K and any other reports filed by it with the Securities and Exchange

Financial Snapshot

Recent price: $8.95 (10/25/07)

Range since merger: $8.50—$13.95

Book value: $11.46 (9/30/07)

Shares outstanding: 11.715 million

Market capitalization: $104.85 million

Traded Nasdaq: FCAL

Our Company and Market

A Merger of Equals

2	holding companies with 3 fast growing banks merged to form FCAL in March 2007

More than $1 billion in assets

12 branches serving vibrant Los Angeles, Orange and Ventura counties

Complementary products and locations

Benefits of the Merger

Absence of mainstream midsize Southern California banks

Critical mass

Economies of scale

Resources to fuel growth-capital & talent

Larger lending limits

Well-Positioned to Grow

Well-capitalized

Access to capital markets

Growth strategy in place

Commitment to growth

Plan to establish more branches

M & A opportunities in Southern California

Experienced acquisition / integration team

Merger Integration

Conversion completed on schedule

Employee outreach smoothes transition

Consolidated back office operations

All merger & integration costs addressed

Commenced First California Bank branding

Our Strategic Locations

Our Strategic Locations

12 branches, 1 LPO

Strong presence in:

101 Freeway and 405 Freeway Corridors

Ventura through San Fernando Valley

West LA, South Bay, Orange County

Growing business markets

Ideal platform for expansion

High Visibility Locations

Focused on Business Banking

Nearly 400,000 companies located in service area

Dynamic business climate

Specialty: small and medium-sized businesses

Our Range of Services

Business lending

Commercial real estate lending

Construction, SBA & entertainment lending

Checking, savings & time deposits

Cash management

Online banking

Our Culture

Service

Committed to high service standards

Client-centric

People

Attract service-oriented professionals

Enhanced advancement/reward opportunities

Ongoing education/training for 200+ employees

Our Vibrant Marketplace

Diversified economy in manufacturing, trade, tourism, technology, entertainment

Market area of more than 14 million people

Market area includes 38% of California’s population

Executive Management

C. G. Kum President, Chief Executive Officer

Romolo C. Santarosa EVP, Chief Financial Officer

Walter Duchanin EVP, Chief Credit Officer

Thomas E. Anthony EVP, Manager Commercial

Banking, Northern Region

Cheryl L. Knight EVP, Chief Risk Officer

Expanded Board of Directors

Robert E. Gipson John W. Birchfield

Chairman Vice Chairman

Richard D. Aldridge Donald E. Benson

Joseph N. Cohen W. Douglas Hile

Antoinette T. Hubenette, M.D. C. G. Kum

Syble R. Roberts Thomas Tignino

Our Performance

Quality Loan Portfolio

Conservative credit culture

Strong credit administration

Diversified & granular loan portfolio

Low non-performing loan level

No exposure to sub-prime loans

Diversified Loans

Loan Composition (As of September 30, 2007)

Multifamily RE

5%

Consumer/Other 2%

Commercial RE

32%

Owner Occupied Commercial RE

7%

1-4 Fam. Res. Const.

7%

Other Res. Const.

7%

Comm. Const./Land 8%

Home Equity 3%

Home Mortgage 6%

C&I 23%

Average Loan Size

(as of Sept. 30 2007) Number Dollars

Commercial RE 351 $ 951,800

Multifamily RE 66 $ 703,600

Const. & land 75 $ 3,098,000

C&I 695 $ 490,900

Residential Construction

County Commitment Outstanding

Los Angeles $ 99.6m $ 69.5m

Orange $ 6.3m $ 3.8m

Ventura $ 12.2m $ 11.7m

Monterey $ 4.6m $ 3.7m

Riverside $ 3.6m $ 3.3m

Santa Barbara $ 21.5m $ 18.7m

TOTAL $ 147.8m $ 110.7m

Strong Asset Quality

(in thousands) Q4 2006 Q1 2007 Q2 2007 Q3 2007

90 Days Past Due $—$ 100 $ 953 $ 890

Nonaccrual Loans $—$ 334 $ 5,992 $ 5,720

NPL $—$ 434 $ 6,945 $ 6,610

Foreclosed prop. $ 303 $ 303 $ 244 $ 244

NPA $ 303 $ 737 $ 7,189 $ 6,854

NPA/Assets 0.06% 0.07% 0.70% 0.63%

Commercial Mortgage Division

Q1 2007 Q2 2007 Q3 2007

Loans Held for Sale $25.58m $ 7.26m $3.57m

Sold $ 7.1m $39.1m $19.6m

Gain $ 225,600 $ 751,200 $ 484,500

Diversified Deposits

Deposit Composition (As of September 30, 2007)

Broker Time 5%

Jumbo Time 11%

Noninterest Checking 27%

Interest Checking 5%

Money Market 25%

Savings 7%

Retail Time 10%

CA Time* 10%

*Deposits placed by State of California

Loans & Deposits

4Q 2006 1Q 2007 2Q 2007 3Q 2007

Loans $365.7m $722.4m $731.1m $756.3m

Deposits $380.6m $770.8m $776.6m $767.2m

Results Overview

2006 and prior results are legacy MBLA

New First California begins March 12, 2007

Q1 2007 includes only 19 days of combined operations

2007 results include impact of merger & integration

Q3 2007 Overview

Net income of $2.4 million versus $1.8 million in 3Q 2006

Loan volume up sharply in September

Operating expenses lowered from Q2 2007

No loan loss provision

Tangible book value up 9.7% from Q1 2007

Well capitalized

Key Financial Results

(in millions) Q1 2007 Q2 2007 Q3 2007

Pretax income before merger related activity $ 2.548 $ 4.903 $ 4.291

Debt refinancing $ (1.564) — —

Integration/merger $ (3.476) $ (1.427) $( .540)

Charter Sale — $ 2.375 —

Pretax income (loss) $ (2.492) $ 5.851 $ 3.751

Net Income (loss) $ (1.095) $ 3.110 $ 2.411

Our Goals / Outlook

Our Goals

Be a dominant bank of choice in So. California for small & middle market businesses

Excel in broader service based culture

Attract and retain the best staff

Increase profitability

Enhance long-term franchise value

Our Outlook

We expect to gain momentum

Enhance shareholder value

Stock price as a multiple of book value

Deliver on our promises for growth and performance

FIRST CALIFORNIA

FINANCIAL GROUP, INC.

An Emerging Force

In Southern California Banking